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                                                                  EXHIBIT 99.4


                              AMENDED AND RESTATED
                    NATIONAL CONVENIENCE STORES INCORPORATED
                           OFFICERS' RETIREMENT PLAN


                                   ARTICLE I

                                  Definitions

         As used herein, the following terms shall have the meanings indicated.

         1.01 Actuarial Equivalent and Actuarially Equivalent shall mean a form of benefit differing in time, period or manner of payment from the Basic Retirement Benefit provided under the Plan, but having the same value when computed using the mortality rate assumptions set forth in the "1983 Group Annuity Mortality Table" and using a 7.0% interest rate assumption, which rate shall be reviewed periodically and may be changed by the Board of Directors. Soley for purposes of determining a Participant's Termination Benefit in accordance with Section 4.01, the Actuarial Equivalent shall be determined by using both the morality and interest rate assumptions of this Section 1.01 for purposes of discounting for time periods after age 65, and the interest rate assumption only for time periods prior to age 65.

         1.02 Basic Retirement Benefit shall mean a life annuity payable at age 65, equal to 2% of Final Average Earnings multiplied by Credited Service.

         1.03 Beneficiary shall mean the person who, upon the death of a Participant or a Retired Participant, is entitled to receive either of a Participant's (i) Termination Benefit (as defined in Section 4.01); or, (ii) Basic Retirement Benefit and Deferred Compensation Account, if a Participant has elected to have the Basic Retirement Benefit and Deferred Compensation Account paid either as a lump sum or in three equal annual payments, as provided for in Article III, and dies before all payments have been made. A Participant may designate a Beneficiary in a written notice delivered to the Company. In the event no written designation of beneficiary has been received by the Company prior to a Participant's death, the Beneficiary shall be deemed to be Participant's estate.

         1.04 Board of Directors shall mean the Board of Directors of National Convenience Stores Incorporated.

         1.05 Bonus Compensation shall mean the amount of bonus compensation, if any, earned by a Participant in a Fiscal Year.

         1.06 Change in Control of the Company shall mean the occurrence with respect to the Company of any of the following events:





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                 (i)      a report on Schedule 13D is filed with the Securities
         and Exchange Commission (the "SEC") pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), disclosing that any person, entity or group (within the meaning of Section 13(d) or 14(d) of the Exchange Act), other than the Company
         (or one of its subsidiaries) or any employee benefit plan sponsored by the Company (or one of its subsidiaries), is the beneficial owner (as such term is defined in Rule 13d-3 promulgated under the Exchange
         Act), directly or indirectly, of 20 percent or more of the outstanding shares of common stock of the Company or the combined voting power of the then-outstanding securities of the Company;

                 (ii) a report is filed by the Company disclosing a response to either Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, or to Item 1 of Form 8-K promulgated under the Exchange Act, or to any similar reporting requirement hereafter promulgated by the SEC;

                 (iii) any person, entity or group (within the meaning of Section 13(d) or 14(d) of the Exchange Act), other than the Company (or one of its subsidiaries) or any employee benefit plan sponsored by the Company (or one of its subsidiaries), shall purchase securities pursuant to a tender offer or exchange offer to acquire any common stock of the Company (or securities convertible into common stock) for cash, securities or any other consideration, provided that after consummation of the offer, the person, entity or group in question is the beneficial owner (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of 20 percent or more of the combined voting power of the then-outstanding securities of the Company (as determined under paragraph (d) of Rule 13d-3 promulgated under the Exchange Act, in the case of rights to acquire common stock);

                 (iv)     the stockholders of the Company shall approve:

                          (A) any merger, consolidation, or reorganization of the Company:

                                  (1)      in which the Company is not the
                                           continuing or surviving corporation,

                                  (2)      pursuant to which shares of common
                                           stock of the Company would be
                                           converted into cash, securities or
                                           other property,

                                  (3)      with a corporation which prior to
                                           such merger, consolidation, or
                                           reorganization owned 20 percent or
                                           more of the combined voting power of
                                           the then-outstanding securities of
                                           the Company, or





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                                  (4)      in which the Company will not
                                           survive as an independent,
                                           publicly-owned corporation;

                          (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company, or

                          (C)     any liquidation or dissolution of the Company;

                 (v) the stockholders of the Company shall approve a merger, consolidation, reorganization, recapitalization, exchange offer, purchase of assets or other transaction after the consummation of which any person, entity or group (as defined in accordance with Section 13(d) or 14(d) of the Exchange Act) would own beneficially in excess of 50% of the outstanding shares of common stock of the Company or in excess of 50% of the combined voting power of the then-outstanding securities of the Company;

                 (vi) the Company's common stock ceases to be listed on the New York Stock Exchange;

                 (vii) the existence of a Distribution Date as defined in the Rights Agreement of the Company dated August 31, 1995; or

                 (viii) during any period of two consecutive years, the individuals who at the beginning of such period constituted the Board of Directors of the Company cease for any reason to constitute a majority of the Board of Directors of the Company, unless the election or nomination for election by the Company's stockholders of each new director during any such two-year period was approved by the vote of two-thirds of the directors then still in office who were directors at the beginning of such two-year period.

         1.07 Committee shall mean the committee appointed to administer the Plan.

         1.08 Company shall mean National Convenience Stores Incorporated, a Delaware corporation doing business under the laws of the State of Texas, or any successor company thereto, or any of its affiliates or subsidiaries or their successors.

         1.09 Credited Service as of any date shall mean the number of years, and any fractions thereof, of continuous employment with the Company of a Participant from the most recent hire date. Credited Service shall include leaves of absence granted by the Company for any period of not more than two years. The Board of Directors, in its sole discretion, may make an irrevocable grant to any Officer of additional years of service which shall be used in calculation of Credited Service. The number of years which shall be utilized in calculation of Credited Service shall never exceed thirty (30).





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         1.10    Deferred Compensation Account shall mean the account credited with Employer Credits and Elective Deferral Credits. Earnings in the Deferred Compensation Account shall be credited: (i) from the dates that amounts are posted to such account through the date the Deferred Compensation Account is distributed to a Participant or Beneficiary; and (ii) at a gross rate equal to the actual investment return before expenses and taxes. A Participant may request a preferred investment of funds in his Deferred Compensation Account.

         1.11    Effective Date shall mean March 31, 1994.

         1.12 Elective Deferral Credits shall mean the amount of Bonus Compensation, if any, a Participant may elect to defer. A Participant may make an Elective Deferral Credit by sending written notice to the Company, prior to the beginning of the Fiscal Year in which the Bonus Compensation may be earned, designating the portion of Bonus Compensation to be deferred. Such amount will be credited to the Deferred Compensation Account on the date Bonus Compensation is first available to be paid to Participant not elected to defer. An Elective Deferral Credit shall continue until modified or revoked by Participant's delivery of written notice to the Company; provided, however, that any such revocation or modification shall be effective beginning with the Fiscal Year next following the date of such notice.

         1.13 Employer Credits shall mean an amount equal to 15% of any Bonus Compensation earned by a Participant which amount will be credited to the Deferred Compensation Account on the date Bonus Compensation is paid or, if deferred, is first available to be paid to Participant. No Employer Credits shall be made on any Bonus Compensation paid to or received by a Participant for any Fiscal Year after Fiscal Year 1995.

         1.14    Earnings shall mean the sum of:

                 (i) Amounts paid by the Company to a Participant for services rendered, as reported on Participant's Federal income tax withholding statement (Form W-2 or its subsequent equivalent), for each calendar year (ending during a Plan Year) Participant is an employee of the Company, exclusive of reimbursements and other expense allowances, fringe benefits (cash and noncash), moving expenses, welfare benefits, and all other extraordinary compensation; and,

                 (ii) Amounts, if any, which would have been included in 1.14(i) above for any calendar year if such amounts had not been deferred by a Participant through a plan of deferred compensation under a salary reduction agreement pursuant to Section 125 or Section 401(k) of the Internal Revenue Code of 1986 ("Code"), or any other applicable provision of the Code.





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         1.15    Final Average Earnings shall mean a Participant's average
monthly Earnings during any three of the five calendar years immediately preceding the date on which his employment terminates, which yields the highest Final Average Earnings.

         1.16    Fiscal Year shall mean the fiscal year of the Company.

         1.17 Involuntary Termination shall mean the cessation by Participant of employment with the Company, other than by reason of Voluntary Termination, death, becoming Permanently and Totally Disabled or retirement after age 65.

         1.18 Joint and 50% Spouse Annuity shall mean an annuity payable to a Participant during his lifetime and 50% payable to his spouse, on the death of Participant, during the lifetime of the spouse of Participant.

         1.19 Late Retirement Benefit shall mean a benefit provided pursuant to Section 3.02 of the Plan.

         1.20 Normal Retirement Benefit shall mean a benefit provided pursuant to Section 3.01 of the Plan.

         1.21 Normal Retirement Date shall mean the first day of the month coincident with or immediately following a Participant's sixty-fifth birthday.

         1.22 Participant shall mean any person eligible or selected pursuant to Article II to participate in the Plan and who has elected to do so.

         1.23 Permanently and Totally Disabled shall have the same definition as that contained in the Company's LTD plan. In the absence of such plan, it shall mean a mental or physical impairment which in the opinion of a qualified doctor, selected by the Committee, renders a Participant unable to perform with reasonable diligence the ordinary functions and duties of such Participant on a full time basis and which impairment will continue in the opinion of such doctor for a period of not less than 180 days.

         1.24 Plan shall mean the National Convenience Stores Incorporated Officers' Retirement Plan.

         1.25    Plan Restatement Date shall mean August 31, 1995.

         1.26    Plan Year shall mean Fiscal Year.

         1.27 Retired Participant shall mean a Participant who has qualified for and taken retirement from the Company.

         1.28    Termination Benefit shall mean a benefit provided pursuant to
Section 4.01 of the Plan.





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         1.29    Trust shall mean the trust established pursuant to Section
7.03 of the Plan.

         1.30 Voluntary Termination shall mean the voluntary cessation by a Participant of employment with the Company, whether by reason of resignation or otherwise, but excluding termination by reason of Involuntary Termination, death, becoming Permanently and Totally Disabled or retirement after age 65.

         1.31 Any words herein used in the masculine shall be read and construed in the feminine in all cases where they would so apply. Words in the singular shall be read and construed as though used in the plural in all cases where they would so apply.

                                   ARTICLE II

                           Participation in the Plan

         2.01 Participation in the Plan shall be limited to management personnel of the Company who have a significant impact upon the formulation of policy for the Company and upon its profitability. Those persons eligible to participate in the Plan are: (i) the senior officers of the Company which shall include, and are limited to, the President, Senior Vice Presidents, Vice Presidents, Secretary and Treasurer ("Officer"); and (ii) any other key management employees of the Company who are approved by the Board of Directors.

         2.02 Participation in the Plan shall commence as of the first day of the month coincident with or immediately following the date a person is either elected an Officer or is approved by the Board of Directors as provided in 2.01(ii) above and such person elects to participate by execution of a form provided by the Company.

         2.03 If a Participant becomes entitled to a benefit under Sections 3.01, 3.02 or 4.01 of the Plan, he shall no longer be entitled to a benefit under any other Section of the Plan unless such Participant is re-employed by the Company either as an Officer or is approved by the Board of Directors as provided in 2.01(ii) above.

                                  ARTICLE III

                           Normal Retirement Benefit

         3.01 If Participant shall continue in the employ of the Company until Normal Retirement Date, he may retire as of such date and be entitled to receive a Normal Retirement Benefit which shall be the sum of: (i) the Basic Retirement Benefit payable monthly as a Joint and 50% Spouse Annuity for a married Participant or as a life annuity for a single Participant, and (ii) the Deferred Compensation Account payable as a lump sum.





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         Notwithstanding the foregoing, a Participant may within 30 days of commencement of participation in the Plan irrevocably elect, by written notice delivered to the Company, to have the Basic Retirement Benefit paid either as an Actuarial Equivalent lump sum or in three Actuarial Equivalent equal annual installments.

         3.02 No provision of the Plan shall require the retirement of a Participant at the Normal Retirement Date. If a Participant retires after the Normal Retirement Date, he shall be entitled to receive a Late Retirement Benefit, the monthly amount of which shall be equal to the monthly benefit calculated in accordance with the provisions of Section 3.01 above, but utilizing Participant's Final Average Earnings and Credited Service as of the actual date of retirement.

         3.03 The benefit payments provided for in Sections 3.01 and 3.02 above shall commence as soon as practicable following retirement but in no event later than 90 days after the date Participant retires.

                                   ARTICLE IV

                              Termination Benefit

         4.01 A Participant who ceases to be employed by the Company prior to age 65 and is vested pursuant to Article V is entitled to a Termination Benefit which shall be the sum of: (i) the present value (using the same interest rate assumption for determining Actuarial Equivalent) as of the date a Participant ceases employment with the Company prior to age 65 of the Actuarial Equivalent lump sum of the Basic Retirement Benefit (utilizing Final Average Earnings and Credited Service of Participant), and (ii) the vested portion of the Deferred Compensation Account.

         4.02 The Termination Benefit shall be paid only in a lump sum and as soon as practicable after termination, but in no event later than 90 days after the termination date of such Participant.

                                   ARTICLE V

                                    Vesting

         5.01 A Participant shall be fully vested in the Basic Retirement Benefit upon the earliest to occur of the following:

         (a)     Continuous employment with the Company until Normal Retirement
                 Date,
         (b)     Five years of Credited Service,
         (c)     Death,
         (d)     Permanent and Total Disability,
         (e)     Change in Control of the Company, or
         (f)     Discontinuation of the Plan.





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         5.02    A Participant shall be fully vested: (i) in the Employer
Credits portion of the Deferred Compensation Account three years after the date of each Employer Credit; (ii) immediately in the earnings in the Deferred Compensation Account; and, (iii) immediately in the Elective Deferral Credits portion of the Deferred Compensation Account. Notwithstanding the provision of 5.02(i), the Deferred Compensation Account shall be fully vested upon the earliest to occur of the following:

         (a)     Continuous employment with the Company until Normal Retirement
                 Date,
         (b) Involuntary Termination of a Participant with more than five years of Credited Service,
         (c)     Death,
         (d)     Permanent and Total Disability,
         (e)     Change in Control of the Company, or
         (f)     Discontinuation of the Plan.

         5.03 The benefits provided in the Plan (other than the Effective Deferral Credits portion of the Deferred Compensation Account) shall be forfeited by a Participant if his employment with the Company is terminated as a result of any act of dishonesty, fraud, theft or embezzlement in connection with such employment and Participant is convicted of such crime in a court of competent jurisdiction.

                                   ARTICLE VI

                                 The Committee

         6.01 The Board of Directors shall administer the Plan but may delegate its responsibilities, other than its rights to designate any other key management employee as a Participant and to discontinue or amend the Plan, to a Committee appointed by it. The Board of Directors may overrule any decision of the Committee. The Committee, or in the absence of a Committee the Board of Directors, shall be the Plan Administrator. The Company agrees to indemnify and to hold harmless each person serving as Plan Administrator from all liabilities and claims arising form the performance of his duties in accordance with the terms of the Plan, unless such liability or expense results from gross negligence or willful act or omission, or an act or omission performed in bad faith. The Committee shall keep a permanent record of its meetings and actions.

         6.02 All members of the Committee shall be appointed by and serve at the pleasure of the Board of Directors. No compensation shall be paid to members of the Committee.

         6.03 Subject to the limitations of the Plan, the Committee may promulgate and adopt such rules, regulations and procedures for the transaction of its business which it deems necessary for the proper administration of the Plan. The Committee shall rely upon the records of the Company, as certified to it, with respect to factual matters relating to a Participant. In the event of a factual dispute, the Committee shall resolve





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such dispute by giving due weight to the evidence available to it.  The
Committee shall interpret the Plan in the administration and application thereof. All such determinations shall be final, conclusive and binding, except to the extent that they are appealed under the following procedure. In the event that the claim of any person shall be denied as to all or any part of any payment or benefit under this Plan, the Committee shall provide to the claimant (i) the reason or reasons for the denial; (ii) reference to the Plan provisions on which the denial is based; (iii) a description of additional material or information necessary for the person to perfect the claim and an explanation of why such material or information is necessary; and, (iv) an explanation of the Plan's claims procedure.

         The claimant shall have 60 days after receipt of the above material to appeal the claim denial by the Committee to the Board of Directors for review. The claimant may (i) request a review upon written notice to the Board of Directors; (ii) review pertinent documents; and, (iii) submit issues and comments in writing.

         The Board of Directors shall render its decision not later than 60 days after receipt of a request for review by the claimant, unless special circumstances require an extension of time, in which event a decision shall be rendered as soon as possible, but in no event later than 120 days after such receipt. The Board of Directors' decision shall be written and shall include the reasons for its decision with reference to the Plan provisions on which the decision is based.

         6.04 A Participant who is a member of the Board of Directors shall disqualify himself from voting on any issue which pertains to his eligibility for any benefit under the Plan or the amount of payment or any benefit for which he is eligible. Every decision and action of the Board of Directors shall be binding.

         6.05 The Committee may employ such counsel, accountants, actuaries and agents as it shall deem advisable. The Company shall pay, or cause to be paid, the compensation and other expenses of such counsel, accountants, actuaries and agents incurred by the Committee in the administration of the Plan.

                                  ARTICLE VII

                                    Funding

         7.01 The Company's obligation under the Plan shall be an unsecured promise to pay.

         7.02 The Plan shall not be construed so as to provide a Participant, Retired Participant or surviving spouse or Beneficiary any greater rights than those of an unsecured creditor of the Company. At no time shall a Participant, Retired Participant or surviving spouse or Beneficiary be deemed to have any right, title, or interest in or to any specified asset or assets of the Company.





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         7.03    To fund the benefits payable pursuant to the Plan, the Company shall establish an irrevocable trust for the benefit of the Participants but which shall be subject to the general claims of the Company's creditors. The Company shall: (i) make contributions to the Trust during each Plan Year to fund the Basic Retirement Benefit on an actuarially sound basis; (ii) fund the Trust with the Employer Credits on the date the Bonus Compensation is paid or, if deferred, is first available to be paid to the Participants; and, (iii) fund the Trust with the Elective Deferral Credits on the date the Bonus Compensation is first available to be paid to the Participants. Immediately prior to a Change in Control of the Company, the Company shall contribute to the Trust an amount which, with the existing amounts in the Trust, shall be sufficient to pay each Participant, Retired Participant or surviving spouse or Beneficiary, all benefits calculated as of the day prior to the Change in Control of the Company, which are due to each such person under the terms and provisions of the Plan. If the assets of the Trust are insufficient to make any payments required under the Plan, the Company shall make up such deficit from its assets. Upon termination of the Trust, if all benefits required to be paid pursuant to the Plan have been paid, any assets which remain shall be paid to the Company.

         7.04 Pursuant to Section 1.10 above, a Participant may request a preferred investment of funds in his Deferred Compensation Account; provided, however, that the Company shall have no obligation to make investments or to segregate assets according to a Participant's request.

                                  ARTICLE VIII

                      Reservation of Rights by the Company
                   and Limitations on Rights of Participants

         8.01 Nothing contained in the Plan shall be deemed to provide a Participant the right to be retained in the service of the Company or to interfere with the right of the Company to discharge a Participant, or any other employee, at any time.

         8.02 The benefits provided by the Plan are granted by the Company as a fringe benefit to the Participants and are not part of any salary increase. No Participant in the Plan has any option to take any current payment or bonus in lieu of the benefits provided by the Plan.

         8.03 None of the benefits under the Plan shall be subject to the claims of creditors of Participants, Retired Participants or surviving spouses or Beneficiaries, and shall not be subject to attachment, garnishment, or any other legal process. Neither a Participant, Retired Participant or surviving spouse or Beneficiary may assign, sell, or otherwise encumber any beneficial interest in the Plan, nor shall any such benefits be in any manner liable for or subject to the deeds, contracts, liabilities, engagements or torts of any Participant, Retired Participant or surviving spouse or Beneficiary.





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         8.04    The Company shall withhold from any benefit payments due under the Plan all federal, state or local taxes required to be withheld therefrom as determined by the Company in its sole, good faith judgment.

                                   ARTICLE IX

                                   Amendments

         The Board of Directors reserves the right to modify or amend, in whole or in part, any or all of the provisions of the Plan, including the right to make any such modifications or amendments effective retroactively, at any time and from time-to-time, without the consent of Participants, Retired Participants or surviving spouses, or Beneficiaries or any person or persons claiming through them; provided, however, that no modification or amendment shall be made which would have the effect, in any way, of diminishing, limiting, modifying or restricting any right or benefit, which had accrued through the effective date of such modification or amendment, to a Participant, Retired Participant or surviving spouse or Beneficiary.

                                   ARTICLE X

                                Discontinuation

         The Board of Directors reserves the right to discontinue the Plan at any time, without the consent of Participants, Retired Participants or surviving spouses, or Beneficiaries or any person or persons claiming through them; provided however, that discontinuation of the Plan shall not have the effect, in any way, of diminishing, limiting, modifying or restricting any right or benefit, which had accrued through the effective date of such discontinuation, to a Participant, Retired Participant or surviving spouse or Beneficiary.

                                   ARTICLE XI

                                 Miscellaneous

         11.01 Nothing contained in the Plan shall be construed so as to alter, abridge, or in any manner affect the rights and privileges of Participants to participate in and be covered by any defined benefit, defined contribution, savings, profit sharing, Section 401(k) of the Code, group insurance, group disability, health or medical, bonus, or similar employee plans which the Company may now or hereafter have.

         11.02 The provisions of the Plan shall bind and inure to the benefit of the Company and its successors and assigns. The term successors as used herein shall include any corporate or business entity which shall, whether by merger, consolidation, purchase or otherwise acquire all or substantially all of the business or assets of the Company and successors of any such corporation or other business entity.





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         11.03   Any headings or subheadings in the Plan are inserted for
convenience of reference only and are to be ignored in the construction of any provisions hereof.

         11.04 This Plan shall be construed in accordance with the laws of the State of Texas.

         11.05 In case any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if such illegal and invalid provisions had never been inserted herein.

         11.06 Any notice or filing required or permitted to be given to the Company under the Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail, to the Secretary of the Company at 100 Waugh Drive, Houston, Texas 77007. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the receipt for registration or certification.

         IN WITNESS WHEREOF, National Convenience Stores Incorporated has caused this Amended and Restated National Convenience Stores Incorporated Officers' Retirement Plan to be executed in its name and on its behalf by its proper officers thereunto authorized on this 14th day of September, 1995, effective as of the 31st day of August, 1995.

                                        NATIONAL CONVENIENCE STORES
                                         INCORPORATED


                                               /s/  A. J. GALLERANO
                                        By: ____________________________________
                                            A. J. Gallerano
                                            Senior Vice President,
                                            General Counsel and Secretary





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